SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              July 1, 2015
                             Date of Report
                    (Date of Earliest Event Reported)

                   ELM VALLEY ACQUISITION CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

         (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55304                 47-2072789
(State or other                                         (IRS Employer
jurisdiction          (Commission File Number)      Identification No.)
of incorporation)

                2400 East Katella Avenue, Suite 800
                    Anaheim, California 92806
               (Address of Principal Executive Offices)

                           866-598 3210
           (Registrant's telephone number, including area code

ITEM 3.02 Unregistered Sales of Equity Securities

     On July 2, 2015 Elm Valley Acquisition Corporation (the "Registrant" or the "Company") issued shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,500,000 shares of common stock as follows:

                    10,250,000         Christopher Wright
                     3,250,000         Raymond Wright
                     3,250,000         Daniel Walls
                     3,250,000         Christopher Franchino

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On July 1, 2015, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on November 11, 2014 as amended and supplemented by the information contained in this report.

    The Registrant intends to consult with or effect a business combination with a private company engaged in the cannabis/marijuana business. The Registrant intends to assist in that company's expansion in their growth and stability in the emerging cannabis industry with a particular expertise in farming, distribution and scaling operations. The Registrant anticipates that this emerging industry will provide large demand and a variety of growth opportunities. No agreements have been executed and if and when such a business combination is effected, the Registrant will file a Form 8-K.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On July 1, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director and James McKillop resigned as the Registrant's vice president and director.

    On July 1, 2015, Daniel Walls was elected director of the Registrant,

    On July 1, 2015, the Daniel Walls was appointed to serve as President, Secretary, and Treasurer of the Registrant.

    Daniel Walls serves as the sole officer and director of the Registrant. Mr. Walls has been involved with systems and technology integration for nearly 30 years in many forms from commuter light rail systems in the early 1990s to making components currently flying on the International Space Station. He has a diverse background in business, technology integration and computer science and a successful track record in team leadership roles. From 2005 to the present, Mr. Walls has worked for an aerospace/defense engineering firm which manufactures machine and cockpit controls for commercial, municipal and military customers. Mr. Walls began in marketing and has worked to Engineering Project Manager leading the team involved in New Product Development and Systems Administration. Mr. Walls has helped maintain the company's quality management system as Lead ISO auditor for the ISO 9001:2008 program and subsequently steered the team transition to the AS9100 C Quality Standards Certification. Mr. Walls has his degree from the University of Phoenix. He is currently working on building and programming IT Technology for Smart Home Integration utilizing wireless technologies to automate and control lighting, security and appliance controls for the consumer market.

                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              ELM VALLEY ACQUISITION CORPORATION

                              Daniel Walls
                              President

Date: July 2, 2015